Exhibit 3.63

	State of California Kevin Shelley Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	File # 200435610103

NOTE:	A limited liability company is not permitted to render professional services.
A $70.00 filing fee must accompany this form.

IMPORTANT – Read instructions before completing this form.		This Space For Filing Use Only

1. NAME OF THE LIMITED LIABILITY COMPANY (END THE NAME WITH THE WORDS “LIMITED LIABILITY COMPANY,” “LTD. LIABILITY CO.,” OR THE ABBREVIATIONS “LLC” OR “L.L.C.”)
Trilogy Antloch, LLC

2.       THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER, THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS - If the agent is an Individual, the agent must reside in California and both Item 3 and 4 must be completed. If the agent is a corporation the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave Item 4 blank).

3. NAME OF THE INITIAL AGENT FOR SERVICE OF PROCESS	Max B. Johnson

4. IF AN INDIVIDUAL, THE ADDRESS OF THE INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA

ADDRESS	655 Brea Canyon Road

CITY Walnut STATE CA ZIP CODE 91789
5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONLY ONE) ☒ ONE MANAGER ☐ MORE THAN ONE MANAGER ☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)
6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE,
7. TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY (FOR INFORMATIONAL PURPOSES ONLY) residential development
8. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

December 17, 2004
SIGNATURE OF ORGANIZER	DATE

Ronald L. Lakey
TYPE OR PRINT NAME OF ORGANIZER

9. RETURN TO: NAME [ ] FIRM ADDRESS CITY/STATE ZIP CODE [ ]

LLC-1 (REV 06/2004)	APPROVED BY SECRETARY OF STATE

State of California Secretary of State	L
STATEMENT OF INFORMATION (Limited Liability Company)	58
Filing Fee $20.00. If amendment, see instructions.

IMPORTANT — READ INSTRUCTIONS BEFORE COMPLETING THIS FORM
1. LIMITED LIABILITY COMPANY NAME (Please do not alter if name is preprinted.) Trilogy Antioch, LLC
		AEC
		This Space For Filing Use Only

DUE DATE:
FILE NUMBER AND STATE OR PLACE OF ORGANIZATION

2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200435610103	California
COMPLETE ADDRESSES FOR THE FOLLOWING (Do not abbreviate the name of the city. Items 4 and 5 cannot be P.O. Boxes.)

4. STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE		CITY AND STATE		ZIP CODE
655 Brea Canyon Road		Walnut, CA		91789
5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (DOMESTIC ONLY)		CITY	STATE	ZIP CODE
655 Brea Canyon Road		Walnut	CA	91789
NAME AND COMPLETE ADDRESS OF THE CHIEF EXECUTIVE OFFICER, IF ANY
6. NAME	ADDRESS	CITY AND STATE		ZIP CODE
NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER (Attach additional pages, if necessary.)
7. NAME	ADDRESS	CITY AND STATE		ZIP CODE
Shea Capital I, LLC	655 Brea Canyon Road	Walnut, CA		91789
8. NAME	ADDRESS	CITY AND STATE		ZIP CODE

9. NAME	ADDRESS	CITY AND STATE		ZIP CODE

AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and Item 11 must be completed with a California address. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 11 must be left blank.)

10. NAME OF AGENT FOR SERVICE OF PROCESS
Max B. Johnson
11. ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL		CITY	STATE	ZIP CODE
655 Brea Canyon Road		Walnut	CA	91789
TYPE OF BUSINESS
12. DESCRIBE THE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY
residential development
13. THE INFORMATION CONTAINED HEREIN IS TRUE AND CORRECT.

Max B. Johnson		Vice President	6/7/05
TYPE OR PRINT NAME OF PERSON COMPLETING THE FORM	SIGNATURE	TITLE	DATE

LLC-12 (REV 03/2005)	APPROVED BY SECRETARY OF STATE